Exhibit 99.1

THIS NEWS RELEASE IS INTENDED FOR DISTRIBUTION IN CANADA ONLY AND IS NOT AUTHORIZED FOR DISTRIBUTION TO UNITED STATES NEWSWIRE SERVICES OR FOR DISSEMINATION IN THE UNITED STATES

ATHENA GOLD CORPORATION WELCOMES ERIC SPROTT AS A SHAREHOLDER AND CLOSES THE

ACQUISITION OF 10 MILLION SHARES IN NUBIAN RESOURCES LTD.

Vacaville, CA ---- January 2, 2024. Athena Gold Corporation (CSE: ATHA) (OTCQB: AHNR) (“Athena” or the “Company”) is pleased to announce that it has closed its previously announced acquisition (the “Acquisition”) of 10,000,000 common shares in the capital of Nubian Resources Ltd., a company listed on the TSX Venture Exchange, from 2176423 Ontario Ltd. (the “Vendor”), a private company controlled by Eric Sprott.

The Acquisition was made pursuant to a Share Purchase Agreement between Athena and the Vendor dated December 22, 2023, pursuant to which Athena acquired 10,000,000 common shares from the Vendor for consideration consisting of the issuance of 16,546,669 common shares in the capital of Athena (the “Athena Shares”).

The 10,000,000 common shares acquired represent approximately 15.79% of the outstanding shares of Nubian on a non-diluted basis. The shares are free trading and represent the largest single ownership block of Nubian Resources, Ltd.

“We are pleased to welcome legendary investor Eric Sprott as a shareholder of Athena” said John Power, CEO of Athena Gold Corporation. “2024 will be a pivotal year for Athena as we advance our flagship Excelsior Springs gold project with its shallow high-grade gold discovery and our porphyry copper-molybdenum targets at Crow Springs where an IP survey is scheduled to start this week” added Power.

Nubian owns 55,000,000 shares of Athena and a royalty interest in our flagship Excelsior Springs project. Per the acquisition agreement with Nubian to acquire Excelsior Springs in December 2021, Nubian was obligated to distribute 50,000,000 shares of Athena pro-rata to the Nubian shareholders and has failed to do so. Athena strongly supports the share distribution as required under the 2021 agreement and subsequently approved by Nubian shareholders in 2022. Athena has already made written demand on the Nubian Board of Directors to complete the agreed distribution in a timely manner.

The Athena Shares are subject to a hold period, expiring April 30, 2024.

The Athena Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

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Early Warning Disclosure

Athena announces that it has filed an early warning report (the “Report”) announcing the acquisition (the “Acquisition”) of 10,000,000 common shares in the capital of Nubian Resources Ltd. (“Nubian”), having a deemed price of approximately CDN $0.05 per share, for a total consideration of approximately CDN $500,000, satisfied by the issuance of 16,546,669 common shares of Athena. Prior to the completion of the Acquisition, Athena did not beneficial own or have control or direction over any securities in the capital of Nubian. Upon completion of the Acquisition, Athena now beneficially owns 10,000,000 common shares in the capital of Nubian, representing approximately 15.79% of Nubian’s issued and outstanding on an undiluted basis. These shares were acquired for investment purposes. Athena has a long-term view of the investment and may acquire additional securities of Nubian either on the open market or through private acquisitions or sell the shares on the open market or through private dispositions in the future depending on market conditions, reformulation of plans and/or other relevant factors.

This news release is being issued pursuant to National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues, which requires Athena to file a report under Nubian’s profile on SEDAR (www.sedarplus.ca) containing additional information respecting the foregoing matter. A copy of the Report will be available under Nubian’s profile on SEDAR (www.sedarplus.ca) and may also be obtained by contacting John Power, President and CEO, Athena Gold Corporation, at 707-291-6198.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John C. Power

Chief Executive Officer and President

For further information, please contact:

Phone: John C. Power, 707-291-6198

Email: info@athenagoldcorp.com

Jason Libenson

President and CCO

Castlewood Capital Corporation

1(647)-534-9884

Email: jason@castlewoodcapital.ca

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Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

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